QUANTUM
TECHNOLOGIES

CleanTechOC
2010 COMPANY OF THE YEAR

Quantum Fuel Systems Technologies December 2011 NASDAQ: QTWW Exhibit 99.1

Forward-Looking Statements

All statements included in this presentation and any documents incorporated herein by reference, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended.
Examples of forward-looking statements include, but are not limited to, statements regarding our expectation that we will be able to raise a sufficient level of debt or equity capital to fund our operations, our belief that our current operating plan will allow us to achieve profitability, our expectations of future revenue, expenses, gross margin and operating profit (loss), the level of growth in the hybrid, plug-in hybrid and fuel cell and alternative fuel industries, when our Q-Drive powertrain architecture and other products and technologies will be commercialized, our plans to develop new lower cost technologies, when Fisker
Automotive will go to production, the number of vehicles that Fisker Automotive expects to sell, our belief that we will be a supplier to Fisker Automotive on a long-term basis, our expectation of liquidity requirements to fund our operations and debt, our intentions to commission a solar manufacturing facility in southern California, our expectation that the US, state and local governments will continue to support the advancement of alternative fuel technologies through loans, grants and tax credits, our belief that we have a competitive advantage over our competitors, our intentions to support the growth of our subsidiary,
Schneider Power, Inc., and our German affiliate, Asola, our and Asola’s intentions to establish joint development programs and strategic alliances with leaders in the alternative energy industry, our relationship with General Motors and the impact such relationship will have on our ability to develop our products, the impact that new accounting pronouncements will have on our financial statements, and the effect that an adverse result in Asola’s dispute with its solar cell supplier could have on our financial statements.
Forward-looking statements can generally be identified by words such as “may,” “could,” “will,” “should,” “assume,” “expect,”
“anticipate,” “plan,” “intend,” “believe,” “predict,” “estimate,” “forecast,” “outlook,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. Although we believe the expectations and intentions reflected in our forward-
looking statements are reasonable, we cannot assure you that these expectations and intentions will prove to be correct.
Various risks and other factors, including those identified in the “Risk Factors” section of our Annual Report on Form 10-K and our other SEC filings could cause actual results, and actual events that occur, to differ materially from those contemplated by the forward looking statements.
Many of the risk factors are beyond our ability to control or predict. You should not unduly rely on any of our forward-looking statements. These statements are made only as of this presentation.  Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements to reflect future events or developments.

Underwriters
Merriman Capital and JP Turner
Quantum Fuel Systems Worldwide Technologies, Inc.
Issuer
Exchange: Ticker
NASDAQ: QTWW
Offering Size
Up to $20MM
Timing
Early December
Terms
TBD
Offering Details
Market Overview
52 Week High/Low
$10.80/$1.36 (as of 11/28/11)
$1.36 (as of 11/28/11)
Closing Share Price
Market Capitalization
$22.0MM (as of 11/28/11)
Shares Outstanding
16,091,054 (as of 11/18/11 from Prospective Supplement filing)
Cash - Debt
$4.5MM - $18.3MM
(as of 7/31/11)
LTM Revenue
$23.469MM
Offering Details & Market Overview

• Fully integrated alternative energy company
• Leader in the development and production of:
– Advanced clean propulsion systems
– Renewable energy generation systems and services

The Company
Electric Drive Systems
Fuel Storage Systems
Wind
Solar

• Improving financial metrics
– Strong revenue growth
• Fisker Karma PHEV in production
– Delivered first two production vehicles in October 2011
– Quantum has shipped 3,000 Q-Drives CYTD
– Anticipated revenues:  $50MM in FY2012
• $80 million in key new contract awards during 2011, including:
– $24MM in Fisker contracts
– $14MM in new F-Drive contracts (Florida Light & Power, Dow Chemical)
– $16MM in new H2 tank system contracts; GM, Daimler, Honda & others
• Pipeline of over 1 gigawatt of wind and solar projects – Schneider Power
– Located throughout North America and Caribbean
– Highly attractive target IRR model (25%)
• Strong intellectual property portfolio
– 21 issued U.S. and foreign patents
– 25 pending U.S. and foreign patents
– Proprietary Processes/Know How
– Q Drive™
• Experienced management team
– Over 100 combined years of experience in the business

Key Investment Considerations

• Uniquely positioned to integrate advanced fuel systems, electric drive, software control strategies and propulsion control systems technologies
• Offer both products and services to provide customers with optimal solution to meet growing demand for fuel economy and tightening fuel/emission regulations
• Customers include automotive OEMs, military and governmental agencies, aerospace, and other strategic alliance partners

Electric Drive & Fuel Systems - Overview
• Plug-in hybrid electric vehicles (PHEV)
• Hybrid electric vehicles (HEV)
• Electric vehicles (EV)
• Fuel cell electric vehicles (FCEV)
• Alternative fuels
• Electronics vehicle control systems and software
Natural Gas
Hydrogen
Q-Drive - Fisker
F-Drive - F150
Q-Force - Military

QUANTUM
TECHNOLOGIES

FISKER
GM
Mercedes-Benz
DAIMLER
U.S. ARMY
Ford

Dow
DOW KOKAM
FPL
OPEL
BMW
Shell

U.S. DEPARTMENT OF ENERGY
NASA
Lockheed
BOEING

HYUNDAI
SUZUKI
YAMAHA
HONDA
TOYOTA

Primarily OEM for use by consumers and commercial/government fleets
Since 1997, have sold approximately 20,000 alternative fuel systems to GM
Strong customer list

Electric Drive & Fuel Systems – Customers

Plug-in series hybrid drive system
• Design features:
– Improve vehicle fuel economy and performance
– Leverage existing gas refueling infrastructure
– Utilize home-based battery charging
• Integrated into Fisker Automotive’s Karma
– Long term exclusive supply agreement with Fisker
– PO for 4,000 units to be delivered in 2011 at approximately $4K per unit
– Recently shipped first two production cars in October 2011
• We believe there is significant commercial opportunity for the Q-Drive
– Fisker demonstrates technical feasibility and fuel economy advantages
– Strong, ongoing collaborative relationship with Fisker
– Anticipate shipping 12,000 Q-Drive units in 2012
– Quantum – Co-Founder Fisker Automotive
•

Electric Drive & Fuel Systems – Q-Drive
The plug-in hybrid control systems software developed by Quantum contains millions of lines of code and embedded models.

Key parts in the Q-Drive system for the Fisker Karma include the following parts:
Hybrid controller and controller software
On board charger
DC-DC converter
Solar roofs
Quantum owns ~1% of Fisker’s shares. Fisker may file for an IPO in the near future, boosting overall value for Quantum shareholders.
Fisker Automotive
Next Generation Plug-In Hybrid Vehicles (PHEV)
Packaged systems are
priced by volume
ranging from:
$3,200 - $4,100
Electric Drive & Fuel Systems – Fisker Automotive

Fisker is led by Henrik Fisker, designer for Aston Martin and BMW

QUANTUM TECHNOLOGIES

www.usps.com
UNITED STATES POSTAL SERVICE

US Postal Service
Battery Electric Program
Prototype vehicle delivered in October 2010.
Differentiating design includes an optional solar
roof. A solar roof adds the vehicle to grid
opportunity as USPS vehicles are parked in a
single location for ~16 hours/day.
Addressable Market: 142,000 USPS vehicles –
Quantity of vehicles to be converted and gross
margins are unknown
Significant potential; Still need to win the
business. Quantum has “foot in the door”
Prior Experience
USPS selected Quantum to participate in a
feasibility study on its postal service vehicle
US Army Program
Aggressor
Quantum designed, developed, and shipped
diesel electric hybrid vehicles to the U.S Army
Developed the CERV (Clandestine Extended
Range Vehicle), a hybrid electric vehicle
incorporates the Q-Force technology, designed
for reconnaissance.
The CERV was show cased at the All American
Bowl, one of the ARMY’s biggest recruiting
event.
Significant potential; Still need to win the
business. Quantum has “foot in the door”
Electronic Drive & Fuel Systems: Agreements/Relationships

• “2
nd
Generation” version of our PHEV drive system
• Directed at lower cost, light duty fleet/commercial & government vehicles
• Specifically designed for a PHEV of the Ford F-150 pickup truck
– One of the highest volume selling fleet vehicles in America
– Over 500,000 F-150s are sold each year
• Pipeline
– Florida Light & Power--$9MM contract
• Delivery of 200+ vehicles over 2012-2014 time period
• Attractive gross margins
– Dow Chemical--$5MM contract
• Delivery of 100+ vehicles over 2012-2013 time period
• Attractive gross margins
– Company anticipates orders for 650+ vehicles in next 2 years

Electric Drive & Fuel Systems – F-Drive

World leader in ultra-light weight carbon composite Natural Gas storage systems
Key competitive advantages
Light-weight (70% lighter than steel cylinders; save on installation/operation costs)
High capacity (30% more than aluminum tanks; efficient, large diameter tanks)
Experience (collaboration with the DOE/Boeing, 20,000 systems delivered since 1997)
Market Opportunity:
End user OEMs: Freightliner, Kenworth, Peterbilt and Navistar
End user Fleets: Coca-Cola, Pepsi, Walmart, Waste Management, Chesapeake Energy
High precision gaseous fuel injectors being produced in India through JV
Electric Drive & Fuel Systems – NGV Fuel Systems

According to Frost & Sullivan, 8% of Class 6-8 vehicles will run on natural gas by 2017
According to GM, 20% of all vehicles could be NGVs by 2030

World leader in hydrogen and CNG systems with proven contract wins
Electric Drive & Fuel Systems – Recent Contract Awards

Potential Revenue Customer Program
$19 MM Fisker Automotive Production Program for PHEV Karma Series
$5 MM Fisker Automotive Engineering Development
$19 MM Major Global OEM Production Program – notice of award received; contract pending
$10 MM General Motors Advanced Ultra-Lightweight Hydrogen Storage Systems
$ Confidential Daimler/Mercedes Advanced Ultra-Lightweight Hydrogen Storage Systems
$ Confidential Honda Motors Advanced Ultra-Lightweight Hydrogen Storage Systems
$2.2 MM Agility Advanced Ultra-Lightweight CNG Storage Systems
$1.0 MM DOE Advanced Ultra-Lightweight  Hydrogen Storage R&D
$0.9 MM Semi Services Advanced Ultra-Lightweight CNG Storage Systems
$0.75 MM CNG Interstate Advanced Ultra-Lightweight CNG Storage Systems
$1.4 MM Grant California Energy
Commission
Development of next generation plug-in hybrid system

Contract to develop natural gas vehicle for major global
OEM
OEM quality – rigorously tested for safety and durability
Major government, commercial and private fleet potential
CleanTech Automotive: Natural Gas Vehicles
Development Programs
CNG Program - $19MM Contract GM Fuel Cell Vehicle - $10MM Contract
Contract to develop next generation hydrogen system for
GM
GM’s Equinox with Quantum’s hydrogen systems have
completed 1+ million miles of real world driving
Contract to develop advanced hydrogen systems
Contract for hydrogen storage evaluation
Contract with Daimler Contract with Honda

• Limited number of other players in the market with comparable level of experience and expertise
• Over 20 years in the industry
• Significant barriers to entry for competitors
– Existing industry relationships
– Patented and proprietary proven technology platforms
– Established team of professionals with industry-specific knowledge and strong Tier-1 experience
• Continuous improvement process keeps company at leading edge of industry

Electric Drive & Fuel Systems – Competitive Advantage

• Asola is a leading provider of silicon-based photovoltaic (PV) modules
• 45 MW manufacturing facility in Germany
• Ownership
– Quantum owns 25% of Asola
– Asola owns 15% of Quantum Asola USA
• Building integrated modules, standard solar modules for residential and commercial buildings, automotive solar modules
• Proven technology with 20+ year history of reliability
• Winner of 2009 Frost & Sullivan “World Advanced Mobile Solar
Technology Growth Leadership Award”
• Solar PV market expected to reach 30 GW worldwide by 2015
(representing only 1% of global energy capacity)

Renewable Energy Segment - Asola

World's largest continuous-formed glass solar roof panel on a car, for Fisker Karma
Integral part of the e-mobility on-board energy management
strategy
Optimized to maximize solar ray absorption under varying
lighting conditions
Renewable Energy Segment – Solar Innovation

• Schneider Power - wholly-owned subsidiary
• Acquired in 2010 for $22 million in form of stock
• Develops, builds and operates electricity generation facilities
– Current:  Wind Farms
– Anticipated:  Solar Farms
– Ontario, Canada – own and operate 1.6 MW wind turbine
project
– 20 year long term purchase power agreement with
Canadian-based renewable energy reseller
• Pipeline of over 1 gigawatt (1,000 megawatts) of wind and solar projects in various stages of development throughout North
America and Caribbean
• Highly attractive IRR model (25%)

Renewable Energy Segment – Schneider Power

* Estimated Commercial Operation Date, subject to change
Capex, subject to change & availability of capital
***Estimated Annual Revenue Generation based on $320,000 per mega-watt, subject to change
****Quantum anticipates having a carried interest of 10% to 20% in these projects, unless it contributes equity which would equate to a significantly higher ownership.
Wind and Solar Projects

Renewable Energy Segment Opportunity – Schneider Power****
Canada
Type Size
(MW)
C.O.D.* Capex**
(MM)
Revenue
(MM)***
Trout Creek
Wind 10 2012
$  25 $  3.20
Teviotdale
Wind 10 2013
$  25 $  3.20
Hilltop Hts.
Wind 120 2014
$  250 $  38.39
Rapid City
Wind 240 2014
$  480 $  76.79
Fairmont
Wind 345 2015
$  690 $  110.38
Goodwins  Is. Wind 20 2015
$  50 $  6.40
USA Type Size
(MW)
C.O.D.* Capex**
(MM)
Revenue
(MM)***
Quantum Solar 1 Solar 8 2013
$  24 $  1.68
Quantum Solar 2 Solar 100 2014
$  250 $  21.00
Silver Valley 1 Solar 20 2014
$  60 $  4.20
Silver Valley 2 Solar 20 2014
$  60 $  4.20
Caribbean Type Size
(MW)
C.O.D.* Capex**
(MM)
Revenue
(MM)***
Tarpum Bay Wind 1 2012
$  3 $  0.32
Gov’s Harbour Wind 1 2012
$  3 $  0.32
Puerto Plata I Wind 50 2013
$  75 $  16.00
Puerto Plata II Wind 50 2014
$  75 $  16.00
N. Providence Wind 10 2015
$  25 $  3.20
Abaco Wind 10 2015
$  25 $  3.20
Eleuthera Wind 4 2015
$  10 $  1.28
TOTAL 1039 $ 2,130 $ 310.20
Wind and Solar Projects
**Estimated

• Key Patents in Core Competencies
– Natural gas and hydrogen storage / metering
– Hybrid electric propulsion technologies
• Proprietary Manufacturing Methodologies
– Advanced polymeric liners for natural gas and hydrogen
– High-precision carbon fiber construction
• Intellectual Capital
– World-leading experts in ultra-lightweight carbon composite natural gas and hydrogen storage systems; material/design/process knowhow
– Extensive and exclusive experience in advanced vehicle control software for hybrids, plug-in hybrids and calibration/emission control
– Extensive Tier 1 experience in all aspects of vehicle design – mechanical integration, validation, certification
– Effective combination of Ph.D. scientists, experienced engineers and technicians.
• Core IP resides with the company; customers pay for and receive rights for application-specific products and software

Intellectual Property
U.S. & Foreign Patents
• 21 Issued
• 25 Pending

Dale L. Rasmussen, Chairman of the Board
• Member of the Board of Directors since 2000; Chairman since 2002
• Over 25 years of experience in the alternative fuels industry, SVP of $200 million alternative energy equipment company
• Former Chairman of the Board 2007-2010, Fisker Automotive
• Instrumental in raising over half a billion in equity financing since 1996
Alan P. Niedzwiecki, President & CEO
• President and CEO since Aug 2002
• “Entrepreneur of the Year” – Orange County Business Journal (March 2009)
• Over 25 years of experience in the alternative fuels industry
• Co-inventor of key Quantum Technologies – Ultra light weight carbon composite energy storage tank technology
• Co-Founder Fisker Automotive and Founding Director 2007 through 2010
• H2 Vision and Roadmap through 2020 – United States Government
• CalSTART Board Member
W. Brian Olson, Chief Financial Officer
• CFO and Treasurer since August 2002
• Over 15 years of experience in the alternative fuels industry
• Prior experience – CFO of $200 Million alternative energy equipment company
• Certified Management Accountant
Dr. Neel Sirosh, Chief Technology Officer
• CTO since 2005; Director of Advanced Technology since 1997
• 20 years of experience in the alternative fuels industry
• 7 patents, Co-author of 2 books on clean energy; 35 papers/conference presentations
David Mazaika, Chief Operating Officer
• Over 14 years of experience in hybrid vehicle development
• Co-founder of the ISE Corporation and recipient of CALSTART’s “Blue Sky Award” (1997)
• COO since December 2008
Volker Amelung, Managing Director Business Development
• Former President & CEO of EDAG North America
• 24 years of experience in the automotive industry
• Strong Expertise with Global Automotive OEM’s
Paul Rivera, Managing Director, Strategic Development
• Former COO of TWS Worldwide/American AutoHaus, Germany
• 20 years of experience in the automotive and aerospace industries
• Strong Relationships with Global Automotive OEM’s
Experienced Management Team

Financial Overview 22

Financial Overview – Income Statement
Financial Highlights
• Product Sales revenue has
increased 213% YoY and
399% QoQ
• Contract revenue has
increased 93% YoY and
21% QoQ
• Total revenue has
increased 111% YoY and
90% QoQ

$ in thousands
First Fiscal Quarter Ending 7/31/ Fiscal Year Ending 4/30/
2011 2010 2011 2010
Revenue:
Net Product Sales $3,213 $644 $4,544 $1,450
Contract Revenue 3,541 2,916 15,730 8,155
Total Revenue $6,754 $3,560 $20,274 $9,605
Cost & Expenses:
Cost of Product $2,011 $559 $3,693 $1,573
Research & Development 3,496 3,837 18,098 13,534
Selling, General, and Administrative 5,470 3,789 14,871 14,133
Gain On Sale of Assets - -
Amortization and Impairment 1,070 - 1,426 869
Total Operating Expenses $12,047 $8,185 $38,088 $30,110
Income/(Loss) From Operations ($5,292) ($4,625) ($17,813) ($20,505)
Interest Expense 647 459 3,368 2,415
Other Income/Expenses (net) (1,922) 3,483 9,910 (23,368)
EBT ($7,861) ($1,601) ($11,271) ($46,288)
Income Tax Benefit/(Provision) (4) (13) 241 (6)
Net Income/Loss ($7,865) ($1,615) ($11,030) ($46,294)

Financial Overview – Financial Milestones
CY2012 - CY2015
Fisker Revenue
CY2012 -
Reach ~$50M in Revenue with 12,000 Fisker Q-
Drive Units
6-Year Production Program under Contractual Exclusive
Supply Agreement
F-150 Program $14 million received in initial production orders
Initial deliveries in Early 2012
GM/Mercedes/Other OEM
Revenue Funded Development Revenues
Production Intent Programs - Starting in CY2014
CNG Programs Growing Commercial Opportunities
CY2012 – Expected $5 million in revenue

Financial Overview – Use of Proceeds and Pro Forma Capitalization

($ in Millions)
Assumptions
Capital raise, net of fees $15.0
Repayment of Whitebox convertible notes (10.2)
Repayment of 10% convertible notes (3.8)
Fisker working capital requirements (1.0)
Pro Forma Capitalization
Proposed Pro Forma
7/31/11
Transaction Adjusted
Cash $4.5 $1.0 $5.5
Debt 18.3 (14.0) 4.3
Equity
Common stock 0.3 0.2 0.5
Additional paid in capital 433.0 14.8
447.8
Accumulated deficit (390.7)
-
(390.7)
Net capitalization $60.9 $1.0 $61.9

• Improving financial metrics
– Strong revenue growth
• Fisker Karma PHEV in production
– Delivered first two production vehicles in October 2011
– Quantum has shipped 3,000 Q-Drives CYTD
– Anticipated revenues:  $50MM in FY2012
• $80 million in key new contract awards during 2011, including:
– $24MM in Fisker contracts
– $14MM in new F-Drive contracts (Florida Light & Power, Dow Chemical)
– $16MM in new H2 tank system contracts; GM, Daimler, Honda & others
• Pipeline of over 1 gigawatt of wind and solar projects – Schneider Power
– Located throughout North America and Caribbean
– Highly attractive target IRR model (25%)
• Strong intellectual property portfolio
– 21 issued U.S. and foreign patents
– 25 pending U.S. and foreign patents
– Proprietary Processes/Know How
– Q Drive™
• Experienced management team
– Over 100 combined years of experience in the business

Key Investment Considerations

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Q & A 27 Solar PV Wind Energy Engine Conversion Services Fisker Karma